UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8621

Name of Fund: MuniHoldings New Jersey Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
      New Jersey Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/03

Date of reporting period: 08/01/02 - 1/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
January 31, 2003

MuniHoldings
New Jersey
Insured Fund, Inc.

www.mlim.ml.com

                   MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and
Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2003

TO OUR SHAREHOLDERS

For the six-month period ended January 31, 2003, the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. had a net annualized yield of 5.82%, based on a period-end per share net asset value of $15.03 and $.441 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.08%, based on a change in per share net asset value from $14.90 to $15.03 and assuming reinvestment of $.438 per share ordinary income dividends.

For the six months ended January 31, 2003, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 1.03%; Series B, 1.00%; Series C, 1.01%; Series D, 1.07%; and Series E, 1.08%.

The Municipal Market Environment

During the six-month period ended January 31, 2003, long-term fixed income interest rates continued to move lower. As they had in 2002, declining U.S. equity markets and escalating worldwide political tensions easily overshadowed the incipient U.S. economic recovery, allowing bond yields to fall to recent historical lows. Economic releases, such as national employment and purchasing manager surveys, were generally weak early in the period. Additionally, at its August 2002 meeting, the Federal Reserve Board indicated that concerns about future economic weakness outweighed those of rising inflation. This signaled that the Federal Reserve Board was more likely to continue to lower short-term interest rates to boost economic activity rather than to raise them to reduce inflationary pressures. These factors combined to generate a very favorable fixed income environment during August and September 2002. The dramatic decline in equity values in late August and September triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury issues. By the end of September, U.S. Treasury bond yields had fallen to 4.65%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for October, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. By the end of November, third quarter gross domestic product growth was 4%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

In December 2002 and January 2003, softer equity prices and renewed investor concerns about potential military action against Iraq and nuclear tensions in North Korea again pushed bond prices higher. The S&P 500 Index declined more than 5% in December on disappointing earnings reports and anticipated weak holiday retail sales. During January, the S&P 500 Index declined an additional 2.5% as businesses tried to scale back analysts' expectations of future earnings. In early 2003, investors again sought the safety of U.S. Treasury securities. U.S. Treasury bond yields declined more than 25 basis points in December and January to end the period at approximately 4.85%. Over the last six months, U.S. Treasury bond yields fell more than 45 basis points.

For the six-month period ended January 31, 2003, tax-exempt bond prices also generally rose. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues have not been able to keep pace with U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002, removing some of the positive technical support the municipal bond market enjoyed earlier in 2002. At the end of January 2003, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.34%, a decline of approximately 15 basis points during the last six months.

Investor demand for tax-exempt products remained positive throughout the period. In addition to the approximately $75 billion investors received from June to August 2002 from bond maturities, coupon income and proceeds from early redemptions, investors also received approximately $30 billion from these sources in January 2003. The Investment Company Institute reported that in 2002 municipal bond funds net cash flows were very positive at more than $16 billion, an increase of over 40% compared to 2001. However, these positive demand factors have not been able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Continued uncertainty regarding the pace of the current U.S. economic recovery as well as the resolution of the U.N./Iraq confrontation are likely to keep interest rates near their present levels for the immediate future. Equity market declines over the past three years have helped push interest rates lower than economic fundamentals alone would support. When U.S. business conditions improve and equity markets stabilize, any associated interest rate increases should not be extreme. Inflationary pressures are negligible and any move by the Federal Reserve Board to raise short-term interest rates is unlikely before late 2003. As equity valuations are likely to only gradually improve, the U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will also be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Specific to New Jersey, the state faces a deteriorating fiscal situation as continuing sluggish economic growth resulted in lower-than-anticipated tax receipts. In fiscal 2003, a projected deficit of roughly $5.3 billion was addressed by a combination of spending reductions and revenue enhancements. Among initiatives proposed by Governor James McGreevey were a restructuring of the corporate business tax, an increase in cigarette taxes and the imposition of delayed funding increases for municipalities, schools and certain state agencies. An additional $1.8 billion was raised in August 2002 by the securitization of part of the state's tobacco settlement revenues. While these efforts were successful in balancing the budget, the significant reliance on non-recurring revenues will require further measures next year to achieve structural balance. On February 4, 2003, the governor introduced the state's fiscal 2004 budget totaling $23.7 billion in which it was proposed eliminating a projected $5 billion deficit through substantial job cuts, $3.7 billion in spending reductions, and higher taxes on hotels, cigarettes and casinos. These measures are in addition to the treasurer's recent announcement of the state's intent to issue an additional tobacco securitization of more than $1 billion to help close the projected gap. Currently, Moody's Investors Service assigns the state a rating of Aa2 with a negative outlook, while Standard & Poor's maintains a rating of AA with a stable outlook. Although these ratings


                                     2 & 3

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2003

clearly reflect such underlying fundamental strengths as a highly educated workforce and a diverse economic base, it seems likely that prospects for the state's credit ratings hinge largely on the degree to which policymakers successfully deal with the fiscal and economic challenges that lie ahead.

Portfolio Strategy

Portfolio activity during the period consisted primarily of the modest reallocation of portfolio assets into longer-dated securities. In some cases, funding for these purchases came from the early redemption of a portion of the Fund's more seasoned holdings as issuers sought to refinance existing debt in the current low interest rate environment. Other sources included proceeds from the sale of bonds that were advance-refunded and, as a consequence, were valued at substantial premiums. Despite the attractive coupon income typically associated with this type of bond, the premiums tend to amortize at a rapid pace offsetting some of the income-related benefits. Given the uncertainty over future reinvestment prospects, we considered it prudent to lock in gains on the appreciated securities and reinvest the proceeds in high-quality bonds maturing in the 20-year - 25-year range. The shape of the municipal yield curve has become unusually steep in recent months, offering an attractive opportunity to add incremental yield to the portfolio by modestly extending the average maturity of the Fund's holdings.

In terms of sector allocation, tax-backed obligations represented the Fund's single largest commitment, comprising about 50% of portfolio assets. The majority of these holdings are bonds issued by a broad cross section of local school districts and municipalities as well as state agencies carrying either the direct, or in some cases, the implicit guaranty of the state. At approximately 20% of assets, the transportation sector constituted the next largest concentration, reflecting characteristically stable credit fundamentals and the prevalence of issuers such as the Port Authority of New York and New Jersey and the New Jersey Turnpike Authority. The Fund's overall credit profile remains quite strong with approximately 86% of portfolio assets guaranteed by one of the monoline insurers, thus earning the highest of credit ratings and effectively insulating shareholders from any perceived risks associated with the state's budget difficulties.

During the period, the Fund's borrowing costs hovered close to 1%, representing some of the lowest interest rates since the Fund's inception. These funding levels, in combination with a steep tax-exempt yield curve, provided a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Further declines in short-term interest rates would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We believe that the Fund's short-term borrowing costs should remain near current levels for much of 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In the months ahead, our portfolio strategy will be premised on the expectation that an aggressively accommodative monetary policy, coupled with improving consumer sentiment and business confidence, will spark an economic rebound. Recently, prospects for the passage of an aggressive economic stimulus bill have improved dramatically, further raising the likelihood of stronger economic growth. Nevertheless, fixed income markets remain well bid, as existing geopolitical risks appear likely to dominate investors' thoughts for the near term. With this in mind, the portfolio remains positioned for stable-to-modestly higher interest rates, while the adoption of a fully defensive stance appears unwarranted until such time as these risks subside. We will maintain our cash reserves at limited levels, in an effort to enhance the Fund's income distribution.

In Conclusion

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel, Jr.

Theodore R. Jaeckel, Jr.
Vice President and Portfolio Manager

March 5, 2003

PROXY RESULTS

During the six-month period ended January 31, 2003, MuniHoldings New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                                       Shares Voted   Shares Withheld
                                                                           For          From Voting
-----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Terry K. Glenn                  20,156,507       740,386
                                        Ronald W. Forbes                20,174,191       722,702
                                        Cynthia A. Montgomery           20,153,734       743,159
                                        Kevin A. Ryan                   20,147,731       749,162
                                        Roscoe S. Suddarth              20,151,394       745,499
                                        Edward D. Zinbarg               20,134,398       762,495
-----------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 2003, MuniHoldings New Jersey Insured Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                                       Shares Voted   Shares Withheld
                                                                           For          From Voting
-----------------------------------------------------------------------------------------------------
1.    To elect the Fund's Board of Directors: Terry K. Glenn, Ronald         7,638            58
      W. Forbes, Cynthia A. Montgomery, Charles C. Reilly, Kevin A.
      Ryan, Roscoe S. Suddarth, Richard R. West and Edward D.
      Zinbarg
-----------------------------------------------------------------------------------------------------


                                     4 & 5

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings   Amount    Issue                                                                         Value
===================================================================================================================================
New Jersey--143.0%  AAA    Aaa      $ 1,875    Atlantic Highlands, New Jersey, Highland Regional Sewer
                                               Authority, Sewer Revenue Refunding Bonds, 5.50% due 1/01/2020 (b)           $  2,031
                    ---------------------------------------------------------------------------------------------------------------
                                               Camden County, New Jersey, Improvement Authority, Lease
                                               Revenue Bonds (c):
                    AAA    Aaa        1,540       5.50% due 9/01/2016                                                         1,696
                    AAA    Aaa        2,635       5.375% due 9/01/2019                                                        2,803
                    ---------------------------------------------------------------------------------------------------------------
                    NR*    Aaa          430    Carteret, New Jersey, Board of Education, COP, 6% due 1/15/2024 (d)              480
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        6,210    Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                               Revenue Bonds, Series A, 5.25% due 10/01/2017 (c)                              6,597
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        2,005    Delaware River and Bay Authority Revenue Bonds, Series A, 5.625%
                                               due 1/01/2018 (a)                                                              2,195
                    ---------------------------------------------------------------------------------------------------------------
                                               Delaware River Port Authority of Pennsylvania and New Jersey
                                               Revenue Bonds (c):
                    AAA    Aaa        5,000       5.50% due 1/01/2012                                                         5,596
                    AAA    Aaa        6,000       5.625% due 1/01/2013                                                        6,645
                    AAA    Aaa          500       5.75% due 1/01/2015                                                           554
                    AAA    Aaa        4,865       6% due 1/01/2018                                                            5,473
                    AAA    Aaa        5,525       6% due 1/01/2019                                                            6,197
                    AAA    Aaa        2,425       (Port District Project), Series B, 5.625% due 1/01/2026                     2,599
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        7,895    East Orange, New Jersey, Board of Education, COP, 5.50%
                                               due 8/01/2012 (c)                                                              8,948
                    ---------------------------------------------------------------------------------------------------------------
                    NR*    Aaa        1,000    East Orange, New Jersey, Water Utility, GO, Refunding, 5.70%
                                               due 6/15/2022 (a)                                                              1,073
                    ---------------------------------------------------------------------------------------------------------------
                    NR*    Aaa        4,000    Essex County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                               (Correctional Facility Project), 6% due 10/01/2025 (b)                         4,479
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        3,300    Essex County, New Jersey, Improvement Authority, Lease Revenue
                                               Refunding Bonds (County Jail and Youth House Project),
                                               5.35% due 12/01/2024 (a)                                                       3,425
                    ---------------------------------------------------------------------------------------------------------------
                                               Essex County, New Jersey, Improvement Authority, Utility System
                                               Revenue Bonds (d):
                    AAA    Aaa        2,705       (East Orange Franchise), 6% due 7/01/2018                                   2,995
                    AAA    Aaa        3,050       (Orange Franchise), Series A, 5.75% due 7/01/2027                           3,274
                    ---------------------------------------------------------------------------------------------------------------
                                               Ewing Township, New Jersey, School District, School GO (b):
                    NR*    Aaa        1,805       5.30% due 8/01/2019                                                         1,888
                    NR*    Aaa        1,780       5.30% due 8/01/2020                                                         1,856
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        2,883    Freehold Township, New Jersey, Board of Education, GO, 5.25%
                                               due 2/15/2032 (d)                                                              2,978
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        1,500    Hoboken, New Jersey, Parking Authority, Parking Revenue Bonds, Series A,
                                               5.30% due 5/01/2011 (a)(e)                                                     1,707
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa          765    Jersey City, New Jersey, GO, Refunding, Quality School, Series A, 5.375%
                                               due 9/01/2017 (c)                                                                826
                    ---------------------------------------------------------------------------------------------------------------
                    NR*    Aaa        5,250    Lafayette Yard, New Jersey, Community Development Revenue Bonds
                                               (Hotel/Conference Center Project--Trenton), 6% due 4/01/2010 (d)(e)(g)         6,187
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa          825    Lopatcong Township, New Jersey, Board of Education, GO, 5.70%
                                               due 7/15/2010 (c)(e)                                                             954
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        1,000    Marlboro Township, New Jersey, Board of Education, GO, 5.25%
                                               due 7/15/2017 (c)                                                              1,061
                    ---------------------------------------------------------------------------------------------------------------
                                               Middlesex County, New Jersey, COP (d):
                    AAA    Aaa        1,375       5.50% due 8/01/2016                                                         1,519
                    AAA    Aaa        1,550       5.25% due 6/15/2023                                                         1,614
                    ---------------------------------------------------------------------------------------------------------------
                                               Middlesex County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                               (Educational Services Commission Projects):
                    AAA    Aaa        3,970       5.70% due 7/15/2020                                                         4,378
                    AAA    Aaa        5,270       6% due 7/15/2025                                                            5,889
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa          500    Middlesex County, New Jersey, Improvement Authority Revenue Bonds
                                               (Senior Citizens Housing Project), AMT, 5.50% due 9/01/2030 (a)                  523
                    ---------------------------------------------------------------------------------------------------------------
                                               Monmouth County, New Jersey, Improvement Authority, Revenue Refunding
                                               Bonds (a):
                    AAA    Aaa        1,540       5.35% due 12/01/2017                                                        1,656
                    AAA    Aaa        1,470       5.375% due 12/01/2018                                                       1,574
                    ---------------------------------------------------------------------------------------------------------------
                    NR*    Aaa        1,000    Monroe Township, New Jersey, Municipal Utilities Authority,
                                               Middlesex County Revenue Refunding Bonds, 5.25% due 2/01/2016 (b)              1,071
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        2,304    Mount Laurel Township, New Jersey, Board of Education, GO, 5.60%
                                               due 8/01/2019 (b)                                                              2,450
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey Building Authority, State Building Revenue Bonds,
                                               Series A (c):
                    AAA    Aaa        1,000       5.25% due 12/15/2019                                                        1,064
                    AAA    Aaa        1,000       5.25% due 12/15/2020                                                        1,058
                    AAA    Aaa        1,000       5% due 12/15/2021                                                           1,027
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        5,000    New Jersey EDA, Lease Revenue Bonds (University of Medicine and
                                               Dentistry--International Center for Public Health Project), 6%
                                               due 6/01/2032 (a)                                                              5,589
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds, AMT (d):
                    AAA    Aaa       18,920       (NUI Corporation Projects), Series A, 5.70% due 6/01/2032                  19,979
                    NR*    Aaa        3,155       RIB, Series 161, 9.97% due 6/01/2032 (f)                                    3,508
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        4,600    New Jersey EDA, New Jersey Water Facilities Revenue Refunding Bonds
                                               (American Water), AMT, Series B, 5.125% due 4/01/2022 (a)                      4,666
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth Development
                                               Company Project) (b):
                    AAA    Aaa        1,430       5.60% due 10/15/2019                                                        1,535
                    AAA    Aaa        1,000       5.60% due 10/15/2026                                                        1,062
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    NR*        4,580    New Jersey EDA, Revenue Bonds, DRIVERS, Series 219, 10.66%
                                               due 5/01/2016 (c)(f)                                                           5,872
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, School Facilities Construction Revenue Bonds, Series A (a):
                    AAA    Aaa        1,100       5.125% due 6/15/2014                                                        1,183
                    AAA    Aaa        7,000       5.25% due 6/15/2017                                                         7,478
                    AAA    Aaa        7,200       5.25% due 6/15/2018                                                         7,650
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                               Projects) (a):
                    AAA    Aaa        3,000       6% due 6/15/2015                                                            3,431
                    AAA    Aaa        4,620       6.25% due 6/15/2020                                                         5,319
                    ---------------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
RIB        Residual Interest Bonds


                                     6 & 7

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings   Amount    Issue                                                                         Value
===================================================================================================================================
New Jersey                                     New Jersey Health Care Facilities Financing Authority Revenue Bonds:
(continued)         AAA    Aaa      $ 2,820       (Society of the Valley Hospital), 5.375% due 7/01/2025 (a)               $  2,936
                    NR*    Baa1       5,440       (South Jersey Hospital), 6% due 7/01/2026                                   5,561
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey Health Care Facilities Financing Authority, Revenue
                                               Refunding Bonds:
                    AAA    Aaa        4,000       (AHS Hospital Corporation), Series A, 6% due 7/01/2013 (a)                  4,626
                    A-     A3         1,455       (Atlantic City Medical Center), 6.25% due 7/01/2017                         1,589
                    A-     A3         3,500       (Atlantic City Medical Center), 5.75% due 7/01/2025                         3,569
                    BBB+   NR*        1,775       (Holy Name Hospital), 6% due 7/01/2025                                      1,790
                    AAA    Aaa        1,000       (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)         1,042
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        2,400    New Jersey Sports and Exposition Authority, State Contract Revenue Bonds,
                                               Series A, 6% due 3/01/2013 (d)                                                 2,746
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        9,000    New Jersey State Educational Facilities Authority, Higher Education,
                                               Capital Improvement Revenue Bonds, Series A, 5.125% due 9/01/2022 (a)          9,292
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Educational Facilities Authority Revenue Bonds:
                    AAA    Aaa        8,905       (Capital Improvement Fund), Series A, 5.75% due 9/01/2017 (c)               9,891
                    AAA    Aaa        9,420       (Capital Improvement Fund), Series A, 5.75% due 9/01/2018 (c)              10,469
                    AAA    Aaa        1,060       (Ramapo College of New Jersey), Series H, 5% due 7/01/2021 (b)              1,090
                    AAA    Aaa        1,045       (Ramapo College of New Jersey), Series J, 5% due 7/01/2020 (b)              1,080
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Educational Facilities Authority, Revenue
                                               Refunding Bonds:
                    AA     BBB        1,000       (Rider University), 5.25% due 7/01/2014                                     1,071
                    AAA    Aaa        2,375       (Rowan University), Series C, 5.25% due 7/01/2017 (b)                       2,554
                    AAA    Aaa        2,820       (Rowan University), Series C, 5.25% due 7/01/2018 (b)                       3,014
                    AAA    Aaa        2,635       (Rowan University), Series C, 5.25% due 7/01/2019 (b)                       2,802
                    AAA    Aaa        4,000       (University of Medicine and Dentistry), Series B, 5.25%
                                                  due 12/01/2017 (a)                                                          4,273
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Highway Authority, Garden State Parkway, General
                                               Revenue Refunding Bonds:
                    AAA    Aaa        3,200       5.75% due 1/01/2015 (b)                                                     3,574
                    AA-    A1         1,900       5.625% due 1/01/2030                                                        2,033
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Highway Authority, Garden State Parkway General
                                               Revenue Refunding Bonds, Senior Parkway (b):
                    AAA    Aaa        2,000       5.25% due 1/01/2018                                                         2,132
                    AAA    Aaa        3,085       5.25% due 1/01/2019                                                         3,272
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                               Revenue Bonds (d):
                    AAA    Aaa        6,595       AMT, Series K, 6.375% due 10/01/2026                                        6,823
                    AAA    Aaa        1,555       AMT, Series M, 6.95% due 10/01/2022                                         1,620
                    AAA    Aaa        4,595       AMT, Series M, 7% due 10/01/2026                                            4,791
                    AAA    Aaa        1,000       AMT, Series U, 5.60% due 10/01/2012                                         1,050
                    AAA    Aaa        2,820       AMT, Series U, 5.65% due 10/01/2013                                         2,949
                    AAA    Aaa        3,000       AMT, Series U, 5.75% due 4/01/2018                                          3,142
                    AAA    Aaa        2,320       AMT, Series U, 5.85% due 4/01/2029                                          2,407
                    AAA    Aaa        2,540       Series L, 6.65% due 10/01/2014                                              2,641
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                               Revenue Refunding Bonds, AMT, Series S (d):
                    AAA    Aaa        2,440       5.95% due 10/01/2017                                                        2,551
                    AAA    Aaa        1,930       6.05% due 10/01/2028                                                        2,016
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        5,000    New Jersey State Transit Corporation, COP (Federal Transit
                                               Administration Grants), Series A, 6.125% due 9/15/2009 (a)(e)                  5,909
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Transportation Trust Fund Authority, Transportation
                                               System Revenue Bonds:
                    AA-    Aa3        7,500       Series A, 6% due 6/15/2010 (e)                                              8,802
                    AAA    Aaa        2,000       Series A, 5% due 6/15/2015 (c)                                              2,089
                    AAA    NR*       10,000       Series B, 5.25% due 6/15/2015 (d)                                          10,820
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Transportation Trust Fund Authority, Transportation
                                               System Revenue Refunding Bonds:
                    AAA    Aaa        8,525       Series A, 5.50% due 12/15/2015 (a)                                          9,654
                    AAA    Aaa        2,500       Series B, 6% due 12/15/2011 (d)(e)                                          2,956
                    AAA    Aaa        6,605       Series B, 6% due 12/15/2011 (e)                                             7,811
                    AAA    Aaa        7,440       Series B, 6% due 12/15/2011 (e)                                             8,799
                    ---------------------------------------------------------------------------------------------------------------
                                               New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                               Bonds (d):
                    AAA    Aaa       20,000       Series A, 5.75% due 1/01/2019                                              21,982
                    AAA    Aaa        5,520       Series C, 6.50% due 1/01/2016                                               6,682
                    ---------------------------------------------------------------------------------------------------------------
                                               North Bergen Township, New Jersey, Board of Education, COP (c):
                    NR*    Aaa        1,250       5% due 12/15/2018                                                           1,310
                    NR*    Aaa        1,000       6% due 12/15/2019                                                           1,135
                    NR*    Aaa        1,580       6.25% due 12/15/2020                                                        1,821
                    NR*    Aaa        1,680       6.25% due 12/15/2021                                                        1,929
                    ---------------------------------------------------------------------------------------------------------------
                    NR*    Aaa        3,035    Orange Township, New Jersey, Municipal Utility and Lease, GO, Refunding,
                                               Series C, 5.10% due 12/01/2017 (d)                                             3,194
                    ---------------------------------------------------------------------------------------------------------------
                                               Passaic County, New Jersey, GO, Refunding (c):
                    NR*    Aaa        2,360       5.25% due 6/01/2015                                                         2,574
                    NR*    Aaa        2,350       5.25% due 6/01/2016                                                         2,547
                    ---------------------------------------------------------------------------------------------------------------
                                               Paterson, New Jersey, Public School District, COP (d):
                    NR*    Aaa        1,980       6.125% due 11/01/2015                                                       2,311
                    NR*    Aaa        2,000       6.25% due 11/01/2019                                                        2,288
                    ---------------------------------------------------------------------------------------------------------------
                                               Salem County, New Jersey, Industrial Pollution Control Financing
                                               Authority, Revenue Refunding Bonds:
                    AAA    Aaa        5,000       (Atlantic City Electric Company), 6.15% due 6/01/2029 (c)                   5,397
                    AAA    Aaa        2,000       (Public Service Electric & Gas), Series C, 5.55% due 11/01/2033 (d)         2,048
                    ---------------------------------------------------------------------------------------------------------------
                                               South Jersey Port Corporation of New Jersey Revenue Refunding Bonds:
                    A      NR*        3,750       4.50% due 1/01/2015                                                         3,756
                    A      NR*        2,920       4.50% due 1/01/2016                                                         2,892
                    A      NR*        1,500       5% due 1/01/2026                                                            1,482
                    A      NR*        2,000       5.10% due 1/01/2033                                                         1,989
                    ---------------------------------------------------------------------------------------------------------------
                    A      A1         7,640    Tobacco Settlement Financing Corporation, New Jersey, Asset-Backed
                                               Revenue Refunding Bonds, 6% due 6/01/2037                                      6,794
                    ---------------------------------------------------------------------------------------------------------------


                                     8 & 9

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                    S&P    Moody's   Face
STATE             Ratings  Ratings   Amount    Issue                                                                         Value
===================================================================================================================================
New Jersey          AAA    Aaa      $ 4,325    Trenton, New Jersey, Parking Authority, Parking Revenue Bonds, DRIVERS,
(concluded)                                    Series 221, 10.76% due 4/01/2010 (b)(e)(f)                                  $  5,855
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        1,650    University of Medicine and Dentistry, New Jersey, COP, 5% due 4/15/2025        1,682
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        4,740    University of Medicine and Dentistry, New Jersey, Revenue Bonds,
                                               Series A, 5.50% due 12/01/2027 (a)                                             5,075
                    ---------------------------------------------------------------------------------------------------------------
                                               West Deptford Township, New Jersey, GO (b):
                    NR*    Aaa        4,170       5.625% due 9/01/2026                                                        4,485
                    NR*    Aaa        4,410       5.625% due 9/01/2027                                                        4,739
                    NR*    Aaa        3,615       5.625% due 9/01/2028                                                        3,880
                    NR*    Aaa        4,940       5.625% due 9/01/2029                                                        5,300
                    ---------------------------------------------------------------------------------------------------------------
                                               West Orange, New Jersey, Board of Education, COP (d):
                    NR*    Aaa        2,040       5.75% due 10/01/2014                                                        2,307
                    NR*    Aaa        3,615       6% due 10/01/2024                                                           3,993
===================================================================================================================================
New York--8.6%      AAA    Aaa        4,750    Port Authority of New York and New Jersey, Consolidated Revenue
                                               Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2019 (b)                    4,951
                    ---------------------------------------------------------------------------------------------------------------
                                               Port Authority of New York and New Jersey, Special Obligation
                                               Revenue Bonds, AMT (d):
                    AAA    NR*        2,375       DRIVERS, Series 192, 10.11% due 12/01/2025 (f)                              2,630
                    AAA    Aaa        1,500       (JFK International Air Terminal), Series 6, 6.25% due 12/01/2015            1,728
                    NR*    Aaa        2,165       (JFK International Air Terminal LLC), RIB, Series 157, 10.07%
                                                  due 12/01/2022 (f)                                                          2,457
                    AAA    Aaa       13,500       (JFK International Air Terminal--Special Project), Series 6,
                                                  6.25% due 12/01/2011                                                       15,505
===================================================================================================================================
Pennsylvania--1.5%  A-     A2         4,630    Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge
                                               Revenue Refunding Bonds, 5% due 7/01/2028                                      4,610
===================================================================================================================================
Puerto Rico--7.8%                              Puerto Rico Electric Power Authority, Power Revenue Bonds:
                    AAA    Aaa       10,000       Series HH, 5.25% due 7/01/2029 (c)                                         10,407
                    AAA    Aaa        2,355       Series X, 5.50% due 7/01/2025 (d)                                           2,463
                    ---------------------------------------------------------------------------------------------------------------
                                               Puerto Rico Industrial, Tourist, Educational, Medical and
                                               Environmental Control Facilities Revenue Bonds, Series A:
                    AAA    Aaa        1,780       (Hospital Auxilio Mutuo Obligation Group), 6.25%
                                                  due 7/01/2024 (d)                                                           1,949
                    AA     Aa2        1,750       (Hospital de la Concepcion), 6.50% due 11/15/2020                           1,988
                    ---------------------------------------------------------------------------------------------------------------
                    AAA    Aaa        7,120    Puerto Rico Public Financing Corporation Revenue Bonds
                                               (Commonwealth Appropriation), Series A, 5.50% due 8/01/2019 (d)                7,781
                    ---------------------------------------------------------------------------------------------------------------
                                               Total Municipal Bonds (Cost--$478,855)--160.9%                               508,764
===================================================================================================================================

                                     Shares
                                      Held     Common Stock
===================================================================================================================================
                                      2,400    CMA New Jersey Municipal Money Fund***                                         2,400
                    ---------------------------------------------------------------------------------------------------------------
                                               Total Common Stock (Cost--$2,400)--0.8%                                        2,400
                    ---------------------------------------------------------------------------------------------------------------
                    Total Investments (Cost--$481,255)--161.7%                                                              511,164

                    Variation Margin on Financial Futures Contracts**--0.0%                                                     (48)

                    Other Assets Less Liabilities--2.5%                                                                       8,054

                    Preferred Stock, at Redemption Value--(64.2%)                                                          (203,010)
                                                                                                                           --------
                    Net Assets Applicable to Common Stock--100.0%                                                          $316,160
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2003.
(g) All or a portion of security held as collateral in connection with open financial futures contracts.
  *   Not Rated.
 **   Financial futures contracts sold as of January 31, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                 Expiration
      Contracts           Issue                     Date            Value
      --------------------------------------------------------------------------
         510       U.S. Treasury Bonds           March 2003       $58,212
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$57,152)                             $58,212
                                                                  =======
      --------------------------------------------------------------------------

*** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                     Net Share        Net         Dividend
      Affiliate                      Activity        Cost          Income
      --------------------------------------------------------------------------
      CMA New Jersey
      Municipal Money Fund             2,400        $2,400           $5
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


                                    10 & 11

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2003

STATEMENT OF NET ASSETS

                          As of January 31, 2003
===================================================================================================================================
Assets:                   Investments, at value (identified cost--$481,254,789) .................                      $511,164,483
                          Cash ..................................................................                            87,545
                          Receivables:
                               Interest .........................................................  $  5,966,148
                               Securities sold ..................................................     2,513,430
                               Dividends ........................................................         4,594           8,484,172
                                                                                                   ------------
                          Prepaid expenses ......................................................                            15,340
                                                                                                                       ------------
                          Total assets ..........................................................                       519,751,540
                                                                                                                       ------------
===================================================================================================================================
Liabilities:              Payables:
                               Investment adviser ...............................................       249,614
                               Dividends to Common Stock shareholders ...........................       215,035
                               Variation margin .................................................        47,813             512,462
                                                                                                   ------------
                          Accrued expenses ......................................................                            68,655
                                                                                                                       ------------
                          Total liabilities .....................................................                           581,117
                                                                                                                       ------------
===================================================================================================================================
Preferred Stock:          Preferred Stock, at redemption value, par value $.10 per share
                          (1,360 Series A shares, 1,360 Series B shares, 2,400 Series C shares,
                          1,880 Series D shares and 1,120 Series E shares of AMPS* issued and
                          outstanding at $25,000 per share liquidation preference) ..............                       203,010,176
                                                                                                                       ------------
===================================================================================================================================
Net Assets                Net assets applicable to Common Stock .................................                      $316,160,247
Applicable to                                                                                                          ============
Common Stock:
===================================================================================================================================
Analysis of Net           Common Stock, par value $.10 per share (21,038,614 shares
Assets Applicable to      issued and outstanding) ...............................................                      $  2,103,861
Common Stock:             Paid-in capital in excess of par ......................................                       316,252,102
                          Undistributed investment income--net ..................................  $  4,052,734
                          Accumulated realized capital losses on investments--net ...............   (35,098,300)
                          Unrealized appreciation on investments--net ...........................    28,849,850
                                                                                                   ------------
                          Total accumulated losses--net .........................................                        (2,195,716)
                                                                                                                       ------------
                          Total--Equivalent to $15.03 net asset value per share of
                          Common Stock (market price--$13.90) ...................................                      $316,160,247
                                                                                                                       ============
===================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                          For the Six Months Ended January 31, 2003
===================================================================================================================================
Investment                Interest ..............................................................                      $ 13,403,531
Income:                   Dividends .............................................................                             4,594
                                                                                                                       ------------
                          Total income ..........................................................                        13,408,125
                                                                                                                       ------------
===================================================================================================================================
Expenses:                 Investment advisory fees ..............................................   $ 1,455,942
                          Commission fees .......................................................       265,017
                          Accounting services ...................................................        86,522
                          Professional fees .....................................................        44,340
                          Transfer agent fees ...................................................        42,331
                          Directors' fees and expenses ..........................................        19,194
                          Printing and shareholder reports ......................................        18,201
                          Listing fees ..........................................................        16,134
                          Custodian fees ........................................................        14,775
                          Pricing fees ..........................................................        11,699
                          Other .................................................................        21,275
                                                                                                    -----------
                          Total expenses before reimbursement ...................................     1,995,430
                          Reimbursement of expenses .............................................     (122,232)
                                                                                                    -----------
                          Total expenses after reimbursement ....................................                         1,873,198
                                                                                                                       ------------
                          Investment income--net ................................................                        11,534,927
                                                                                                                       ------------
===================================================================================================================================
Realized &                Realized gain on investments--net .....................................                           173,872
Unrealized Gain           Change in unrealized appreciation/depreciation on investments--net ....                         1,223,409
On Investments--Net:                                                                                                   ------------
                          Total realized and unrealized gain on investments--net ................                         1,397,281
                                                                                                                       ------------
===================================================================================================================================
Dividends to              Investment income--net ................................................                        (1,071,918)
Preferred Stock                                                                                                        ------------
Shareholders:             Net Increase in Net Assets Resulting from Operations ..................                      $ 11,860,290
                                                                                                                       ============
===================================================================================================================================

      See Notes to Financial Statements.


                                    12 & 13

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Six            For the
                                                                                               Months Ended          Year Ended
                  Increase (Decrease) in Net Assets:                                         January 31, 2003       July 31, 2002
=================================================================================================================================
Operations:       Investment income--net ..................................................   $  11,534,927         $  22,385,498
                  Realized gain on investments--net .......................................         173,872               913,120
                  Change in unrealized appreciation/depreciation on investments--net ......       1,223,409             5,534,667
                  Dividends to Preferred Stock shareholders ...............................      (1,071,918)           (3,057,485)
                                                                                              -------------         -------------
                  Net increase in net assets resulting from operations ....................      11,860,290            25,775,800
                                                                                              -------------         -------------
=================================================================================================================================
Dividends to      Investment income--net ..................................................      (9,214,913)          (18,173,596)
Common Stock                                                                                  -------------         -------------
Shareholders:     Net decrease in net assets resulting from dividends to Common
                  Stock shareholders ......................................................      (9,214,913)          (18,173,596)
                                                                                              -------------         -------------
=================================================================================================================================
Net Assets        Total increase in net assets applicable to Common Stock .................       2,645,377             7,602,204
Applicable to     Beginning of period .....................................................     313,514,870           305,912,666
Common Stock:                                                                                 -------------         -------------
                  End of period* ..........................................................   $ 316,160,247         $ 313,514,870
                                                                                              =============         =============
=================================================================================================================================
                * Undistributed investment income--net ....................................   $   4,052,734         $   2,804,638
                                                                                              =============         =============
=================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and                     For the
                    ratios have been derived from information           Six Months                For the Year Ended
                    provided in the financial statements.                  Ended                       July 31,
                                                                        January 31,   ----------------------------------------------
                    Increase (Decrease) in Net Asset Value:                 2003         2002       2001         2000        1999
====================================================================================================================================
Per Share           Net asset value, beginning of period ..............  $  14.90     $  14.54   $  13.14      $  14.47    $  15.09
Operating                                                                --------     --------   --------      --------    --------
Performance:+++     Investment income--net ............................       .55+        1.06+      1.08          1.07        1.13
                    Realized and unrealized gain (loss) on
                    investments--net ..................................       .07          .31       1.39         (1.27)       (.58)
                    Dividends and distributions to Preferred Stock
                    shareholders:
                       Investment income--net .........................      (.05)        (.15)      (.34)         (.35)       (.30)
                       Realized gain on investments--net ..............        --           --         --            --        (.02)
                       Capital write-off resulting from issuance of
                       Preferred Stock ................................        --           --         --@@          --          --
                                                                         --------     --------   --------      --------    --------
                    Total from investment operations ..................       .57         1.22       2.13          (.55)        .23
                                                                         --------     --------   --------      --------    --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                       Investment income--net .........................      (.44)        (.86)      (.73)         (.78)       (.81)
                       Realized gain on investments--net ..............        --           --         --            --        (.01)
                       In excess of realized gain on investments--net .        --           --         --            --        (.03)
                    Total dividends and distributions to Common
                                                                         --------     --------   --------      --------    --------
                    Stock shareholders ................................      (.44)        (.86)      (.73)         (.78)       (.85)
                                                                         --------     --------   --------      --------    --------
                    Capital write-off resulting from issuance of
                    Common Stock ......................................        --           --         --@@          --          --
                                                                         --------     --------   --------      --------    --------
                    Net asset value, end of period ....................  $  15.03     $  14.90   $  14.54      $  13.14    $  14.47
                                                                         ========     ========   ========      ========    ========
                    Market price per share, end of period .............  $  13.90     $  14.24   $  12.64      $11.6875    $13.4375
                                                                         ========     ========   ========      ========    ========
====================================================================================================================================
Total Investment    Based on market price per share ...................      .72%@      20.01%     14.60%        (7.13%)     (7.44%)
Return:**                                                                ========     ========   ========      ========    ========
                    Based on net asset value per share ................     4.08%@       9.16%     17.26%        (3.04%)      1.56%
                                                                         ========     ========   ========      ========    ========
====================================================================================================================================
Ratios Based on     Total expenses, net of reimbursement and excluding
Average Net         reorganization expenses*** ........................     1.16%*       1.19%      1.18%         1.27%       1.22%
Assets of                                                                ========     ========   ========      ========    ========
Common Stock:       Total expenses, net of reimbursement*** ...........     1.16%*       1.22%      1.18%         1.55%       1.22%
                                                                         ========     ========   ========      ========    ========
                    Total expenses*** .................................     1.24%*       1.29%      1.29%         1.67%       1.31%
                                                                         ========     ========   ========      ========    ========
                    Total investment income--net*** ...................     7.15%*       7.32%      7.72%         8.52%       7.32%
                                                                         ========     ========   ========      ========    ========
                    Amount of dividends to Preferred Stock
                    shareholders ......................................      .66%*       1.00%      2.43%         2.96%       1.93%
                                                                         ========     ========   ========      ========    ========
                    Investment income--net, to Common Stock
                    shareholders ......................................     6.49%*       6.32%      5.29%         5.56%       5.39%
                                                                         ========     ========   ========      ========    ========
====================================================================================================================================
Ratios Based on     Total expenses, net of reimbursement and excluding
Average Net Assets  reorganization expenses ...........................      .71%*        .72%       .69%          .72%        .75%
Of Common &                                                              ========     ========   ========      ========    ========
Preferred           Total expenses, net of reimbursement ..............      .71%*        .73%       .69%          .88%        .75%
Stock:***                                                                ========     ========   ========      ========    ========
                    Total expenses ....................................      .75%*        .78%       .76%          .94%        .80%
                                                                         ========     ========   ========      ========    ========
                    Total investment income--net ......................     4.36%*       4.40%      4.53%         4.81%       4.48%
                                                                         ========     ========   ========      ========    ========
====================================================================================================================================
Ratios Based on     Dividends to Preferred Stock shareholders .........     1.04%*       1.51%      3.46%         3.84%       3.04%
Average Net                                                              ========     ========   ========      ========    ========
Assets of
Preferred Stock:
====================================================================================================================================
Supplemental        Net assets applicable to Common Stock, end of
Data:               period (in thousands) .............................  $316,160     $313,515   $305,913      $234,135    $101,300
                                                                         ========     ========   ========      ========    ========
                    Preferred Stock outstanding, end of period (in
                    thousands) ........................................  $203,000     $203,000   $203,000      $175,000    $ 68,000
                                                                         ========     ========   ========      ========    ========
                    Portfolio turnover ................................    15.51%       20.05%     55.60%       100.11%      64.93%
                                                                         ========     ========   ========      ========    ========
====================================================================================================================================
Leverage:           Asset coverage per $1,000 .........................  $  2,557     $  2,544   $  2,507      $  2,338    $  2,490
                                                                         ========     ========   ========      ========    ========
====================================================================================================================================
Dividends Per       Series A--Investment income--net ..................  $    131     $    356   $    830      $    896    $    763
Share On                                                                 ========     ========   ========      ========    ========
Preferred Stock     Series B--Investment income--net ..................  $    128     $    381   $    872      $    898    $    766
Outstanding:++                                                           ========     ========   ========      ========    ========
                    Series C--Investment income--net ..................  $    129     $    389   $    871      $    439          --
                                                                         ========     ========   ========      ========    ========
                    Series D--Investment income--net ..................  $    136     $    363   $    901      $    418          --
                                                                         ========     ========   ========      ========    ========
                    Series E--Investment income--net ..................  $    138     $    393   $    310            --          --
                                                                         ========     ========   ========      ========    ========
====================================================================================================================================

   *  Annualized.
  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
 ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
   +  Based on average shares outstanding.
  ++  The Fund's Preferred Stock was issued on October 19, 1998 (Series A and
      B), March 6, 2000 (Series C and D), and March 5, 2001 (Series E).
 +++ Certain prior year amounts have been reclassified to conform to current year presentation.
   @  Aggregate total investment return.
  @@  Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    14 & 15

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended January 31, 2003, FAM earned fees of $1,455,942, of which $118,627 was waived. For the six months ended January 31, 2003, FAM reimbursed the Fund in the amount of $3,605.

For the six months ended January 31, 2003, the Fund reimbursed FAM $5,754 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2003 were $79,041,937 and $82,695,134, respectively.

Net realized gains (losses) for the six months ended January 31, 2003 and net unrealized gains (losses) as of January 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  3,544,535         $ 29,909,694
Financial futures contracts ..........          (3,370,663)          (1,059,844)
                                              ------------         ------------
Total ................................        $    173,872         $ 28,849,850
                                              ============         ============
--------------------------------------------------------------------------------

As of January 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $29,931,572, of which $30,620,809 related to appreciated securities and $689,237 related to depreciated securities. The aggregate cost of investments at January 31, 2003 for Federal income tax purposes was $481,232,911.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January


                                    16 & 17

                    MuniHoldings New Jersey Insured Fund, Inc., January 31, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

31, 2003 were as follows: Series A, .90%; Series B, .90%; Series C, .85%; Series D, .85%; and Series E, .80%.

Shares issued and outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $125,167 as commissions.

5. Capital Loss Carryforward:

At July 31, 2002, the Fund had a net capital loss carryforward of $35,328,697, of which $2,713,832 expires in 2006, $4,022,894 expires in 2007, $1,794,104 expires in 2008 and $26,797,867 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On February 6, 2003, a tax-exempt income dividend of $.076000 was declared. The dividend was paid on February 27, 2003 to shareholders of record on February 14, 2003.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of January 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                    90.2%
AA/Aa .................................................                     2.7
A/A ...................................................                     5.2
BBB/Baa ...............................................                     1.4
Other* ................................................                     0.5
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MUJ


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

MuniHoldings New Jersey Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income tax and New Jersey personal income taxes by investing in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper           #HOLDNJ2--1/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings New Jersey Insured Fund, Inc.

By: /s/ Terry K. Glenn
    -----------------------------
    Terry K. Glenn,
    President of
    MuniHoldings New Jersey Insured Fund, Inc.

Date: March 17, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    -----------------------------
    Terry K. Glenn,
    President of
    MuniHoldings New Jersey Insured Fund, Inc.

Date: March 17, 2003

By: /s/ Donald C. Burke
    -----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings New Jersey Insured Fund, Inc.

Date: March 17, 2003